Exhibit 10.4

Amendment to Extend Term

This Amendment (this “Amendment”) is effective as of May 11, 2023 (“Amendment Effective Date”), by and between The Coca-Cola Company (“Company”), and Brag House, Inc. (“Supplier”).

Whereas, Company and Supplier previously entered into a Master Services Agreement, effective as of August 1, 2022, as amended (the “Agreement”); and

Whereas, the parties desire to amend the Agreement, as set forth in this Amendment.

Now Therefore, in consideration of the foregoing, the mutual covenants contained herein, and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged by the parties, Company and Supplier agree as follows:

A. AMENDMENT

1.	Section A of the Agreement, (“Term”) is hereby deleted in its entirety and replaced with the following:

This Master Services Agreement between The Coca-Cola Company (Company) and Brag House, Inc. (Supplier), together with the attached Terms, and Insurance Terms (collectively, the Agreement) will be effective as of August 1, 2022 (Effective Date) and, except as otherwise provided herein, will continue until December 31, 2024; provided however that this Agreement will continue until all obligations hereunder and any Orders are fully performed (Term).

MISCELLANEOUS

1.	The Agreement as modified by this Amendment constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof.

2.	This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.	The parties may exchange signatures via DocuSign or similar e-signature service, and such signatures shall be legally valid and binding on the parties.

Wherefore, a duly authorized representative of each party has executed this Amendment to be effective as of the Amendment Effective Date.

Brag House, Inc.:		The Coca-Cola Company:

By:	/s/ Lavell Juan	By:	/s/ Tracy Sutton
Name:	Lavell Juan	Name:	Tracy Sutton
Title:	CEO	Title:	Director Global Marketing Procurement

Classified - Confidential